Equity, net - Profit (loss) per share - Continuing Operations (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Shareholders' equity, net
Profit (loss) per basic share	$ 124,800,000	$ (83,529,000)	$ 23,635,000
Total common and investment shares (denominator)	253,986,867	253,986,867	253,986,867
Profit (loss) per basic share	$ 0.49	$ (0.27)	$ 0.16
Profit (loss) per diluted share	$ 0.49	$ (0.27)	$ 0.16